CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED. September 2, 2026 To: Bank of America, N.A. Re: Amendment to Registered Forward Transaction Confirmation This letter agreement (this “Amendment”) amends the terms and conditions of the transaction (the “Transaction”) evidenced by the Confirmation by and between Bank of America, N.A. (“Party A”) and MDU Resources Group, Inc. (“Party B”), dated as of December 3, 2025 (the “Confirmation). 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Confirmation. 2. Amendment. The Confirmation shall be amended by replacing the Forward Price Reduction Amounts in Schedule I to the Confirmation in their entirety with the attached Schedule I. 3. Representations. Party B hereby represents and warrants that this Amendment has been duly authorized, executed and delivered by Party B and constitutes the legal, valid and binding obligation of Party B enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, utility regulation, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing (regardless of whether enforcement is sought in equity or at law). 4. Effectiveness. This Amendment shall become effective upon execution hereof by the parties hereto. Except as amended hereby, all the terms of the Transaction and provisions in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects. 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. 6. Governing Law. Notwithstanding anything to the contrary in the Agreement, the Confirmation, this Amendment and all matters arising in connection with the Agreement, the Confirmation and this Amendment, this Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York (without reference to its choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law). [Signature page follows]

MDU Resources Group, Inc. By: /s/ Brent Miller Name: Brent Miller Title: Treasurer BANK OF AMERICA, N.A. By: /s/ Managing Director Name: Managing Director Title: Managing Director

SCHEDULE I FORWARD PRICE REDUCTION DATES AND AMOUNTS Forward Price Reduction Date Forward Price Reduction Amount Trade Date USD 0.0000 December 11, 2025 USD [***] March 12, 2026 USD [***] June 11, 2026 USD [***] September 10, 2026 USD [***] December 10, 2026 USD [***] March 11, 2027 USD [***] June 10, 2027 USD [***] September 9, 2027 USD [***] December 9, 2027 USD [***] March 9, 2028 USD [***]